Exhibit 99.1

Smith & Wesson Mike Golden, President, CEO John Kelly, CFO November 2005

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC. 3

Investment Highlights New Leadership Team A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business & New Markets Significant Productivity Enhancement Opportunities Positive Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $5.10 (at 10/31/05) Market Cap: $200M 5

A New Leadership Team... Mike Golden, President, CEO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel ....with World-Class Experience: ....with World-Class Experience: 7

Company Background 153 Year Old American company Headquarters: Springfield, Massachusetts 736 Employees Two Manufacturing Facilities (Non-Union): Springfield, Massachusetts Revolvers, Pistols Houlton, Maine Handcuffs, Pistols 5

Company Background Largest U.S. Manufacturer of Handguns Largest U.S. Exporter of Handguns Largest U.S. Manufacturer of Handcuffs # 1 in U.S. Revolver Market Share # 3 in U.S. Pistol Market Share A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts) Source: Federal Excise Tax Data - Q3, 2004 American Sports Data - Nov, 2004 6

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served) 13

A New Market Approach Smith & Wesson Today: We Sell Handguns in the U.S. Sporting Goods Channel Smith & Wesson Tomorrow: A Global Leader in Safety...Security...Protection...Sport GOAL 15

New Market Possibilities Existing Handgun Business Brand Development Innovative New Products Sporting Goods Law Enforcement Military/Federal Government International Less Lethal Long Guns Ammunition Security Systems Training/Ranges Criminal Investigation Homeland Defense Products/Services Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Use "Safety-Security-Protection-Sport" platform to enter new markets while driving CAGR of 10-12% in core business in 2006. Growth Strategy 17

S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 U.S. DOMESTIC NON-MILITARY MARKET - 2005 S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10% Revolver / Pistol Market: $605MM 19

Innovative New Products Revolvers 500 460 XVR 460 XVR S&W 1911 Family New Law Enforcement and Military Pistol: Late Fall 2005 Pistols Scandium 21

Military & Police Pistol Series 23

Handgun Growth Strategy New Sales Leadership Eoin B. Stafford, Director of Sporting Goods Sales Formerly General Manager with H&K, USA Reorganized Sales Force Increase focus on high margin segments Engraving Performance Center Custom Guns New Products: S&W 460, S&W 500, 1911's, etc. New Marketing Programs Event Marketing Consumer Pull Marketing Promotions New Channel Strategy: Sporting Goods 25

Handgun Growth Strategy New Leadership Ernest Langdon, Director of Federal Law Enforcement & Military Sales Formerly Operations Manager, Law Enforcement Sales with Beretta Tactical training provider to law enforcement and military Multiple national and world titles in competitive shooting sport Lobbying efforts underway Hired major lobbying firm Regular CEO visits to Washington Secured 3 contracts for pistols with U.S. Government for Afghan Army New M&P pistol to be launched in Fall 2005 New Channel Strategy: Military/Federal Government 27

Handgun Growth Strategy New Leadership In Place Three top sales executives from Glock Expanding Sales Force New M&P pistol ready for launch Designed to support police/military needs Previewed by a dozen law enforcement agencies Very positive response Launch Date: Fall 2005 New Channel Strategy: Law Enforcement 29

Handgun Growth Strategy New Leadership: Amaro Goncalves, Director of International Sales Formerly Director International Sales, Colt Firearms New Products Geared toward law enforcement & military Lobbying underway Shorten/lessen federal export approval requirements Established sales channel and revenue base Expanding international sales presence Upgrading sales agents by country Europe, Latin America, Asia, Middle East New Channel Strategy: International 31

Outsource License Manufacture Less Lethal Long Guns Ammunition Security Systems Training/Ranges Criminal Investigation Homeland Defense Products/Services Other... Shotguns Hunting Rifles Tactical Rifles Options: Decline Opportunity Acquire Safety...Security...Protection...Sport New Market Opportunities & Options 33

2004 U.S. DOMESTIC NON-MILITARY MARKET - RIFLES & SHOTGUNS SOURCE: BATF 2004 Excise Tax Study and Smith & Wesson Management Estimates RIFLES SHOTGUNS 670 361 $642MM $346MM RIFLES SHOTGUNS 65% 35% Recently announced appointment of Steven Skrubis as Long Gun Product Manager to evaluate potential entry into the long gun market Long Gun Market: $1B 35

The Brand: Licensing Opportunities New leadership in licensing: Bobbie Hunnicutt, VP Licensing 2005 Licensing Revenue: $1.8M Hearing and Eye Protection, Body Armor, Knives, Safes, Soft Air Guns, etc. Target: Grow Licensing Revenue 3-5X by 2008 New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories Focus: Use licensing to serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport 37

The Brand: Re-Inventing a Legacy Inconsistent Message to a Limited Audience "Loud" and Visible Brand With a Consistent Message to a Diverse Audience GOAL 39

Editorial Blitz: Dominating Trade Press Smith & Wesson has achieved 25 trade magazine covers in the past 8 months; an unprecedented accomplishment Smith & Wesson has consistently had more editorial coverage than its major competitors 41

Continued New Product Innovation Editorial Blitz: Dominating the Trade Press Contemporary and Consistent Advertising: Print/Television TV Show: Smith & Wesson USA Entertainment Marketing Internet Marketing NASCAR Customer Affinity Programs: Club 1852 Marketing Initiatives 43

NASCAR 45

Operations / Manufacturing New Leadership: Ken Chandler, VP Operations New Equipment Process Improvement Supply Chain Management Capacity Expansion Lean Manufacturing Strengthening Management Team 47

Driving Gross Margin Improvement Production Rates up Significantly Revolvers - 755 per day vs. 526 per day in December 2004 Pistols - 550 per day vs. 244 per day in December 2004 Objectives for 2006 include Sales Growth Margin Expansion On Time Delivery 49 Dec- Oct Revolvers Guns Per Day 44% Pistols Guns Per Day 125%

2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal 32 26 20 13 4 Product Liability Cases Pending Against S&W 10 8 5 4 2 Litigation Trends 32 26 20 13 4 10 5 4 2 8 Cases 51 Protection of Lawful Commerce in Firearms Bill Signed Into law 10/26/05!!!

Income Statement Summary *In millions except for per share date 27

Income Statement Summary *In millions except for per share date 28 Quarter Ended July 31, 2005

Balance Sheet Summary *In Millions 29

2006 Guidance 2005 Actual Net Product Sales: +10 - 12% $124.0m Income: $6.9 - $7.5M* $5.2 M* Earnings Per Fully Diluted Share: $0.19- $0.20* $.14* *Guidance takes into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123R, Share-Based Payment. That adoption is expected to result in approximately $ 1.7 million in expense fiscal 2006 as compared to $626 thousand in fiscal 2005. See full discussion in company's 10k filing. Annual Guidance 59

Summary: Investment Highlights A Turnaround: New Management Team A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Growth Opportunities in Core Business & New Markets A Robust Pipeline of New Products Positive Litigation Trends Productivity Enhancement Opportunities Underway 61